UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2022 (April 13, 2022)

MINIM, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37649	04-2621506
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

848 Elm Street

Manchester, NH 03101

(Address of principal executive offices, including zip code)

(833) 966-4646

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Stock, $.01 par value per share	MINM	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Changes in Fiscal Year

On April 13, 2022, the board of directors of the Company (the “Board”) amended and restated the Company’s Bylaws (as so amended and restated, the “Bylaws”) to, among other things, allow stockholders of record of the Company, holding at least twenty-five percent (25%) of the common stock of the Company, the right to call special meetings of the stockholders of the Company and make certain other clarifying and conforming changes.

The amendments require that any special meeting request be made in writing and include, among other things, (i) a statement of the specific purpose of the meeting and the reasons for conducting such business at the meeting; (ii) the information that would be required to be set forth in a stockholder’s notice of a nomination and/or notice of business proposed to be brought before a meeting pursuant to the Bylaws; (iii) a representation that each requesting stockholder, or one or more representatives of each such stockholder, intends to appear in person or by proxy at the special meeting; (iv) an agreement to notify the Company promptly in the event of any disposition prior to the record date for the special meeting and that any disposition of shares prior to the special meeting shall be deemed a revocation of such special meeting request with respect to such disposed shares; (v) the number of shares of common stock owned of record by each such stockholder; and (vi) documentary evidence that the requesting stockholders in the aggregate own at least twenty-five percent (25%) of the common stock of the Company.

The foregoing summary of the amendments to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is included as Exhibit 3.1 to this report and incorporated by reference herein.

Item 9.01	FINANCIAL STATEMENTS AND Exhibits

(d) Exhibits

3.1	Amended and Restated Bylaws (adopted and effective April 13, 2022).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 14, 2022	MINIM, INC.

	By:	/s/ Mehul Patel
	Name:	Mehul Patel
	Title:	Chief Financial Officer